SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) August 5, 2003

Modem Media, Inc.

(Exact name of Registrant as Specified in its Charter)

Delaware	0-21935	06-1464807

(State or other	(Commission File Number)	(I.R.S. Employer
Jurisdiction of Incorporation)		Identification No.)

230 East Avenue, Norwalk, Connecticut 06855

(Address of Principal Executive Officers) (Zip Code)

(203) 299-7000

(Registrant’s telephone number, including area code)

Item 7.      Financial Statements, Pro Forma Financial Information and Exhibits

      (c)        Exhibits

      99.1     Earnings Press Release of Modem Media, Inc. dated August 5, 2003

Item 9.      Regulation FD Disclosure

          In accordance with general instruction B.2 of form 8-K, the following information is furnished and shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934.

          On August 5, 2003, Modem Media, Inc. issued a press release reporting guidance on earnings per share and revenue for the third quarter of 2003 and for the full year 2003. The press release is included in this report as Exhibit 99.1.

Item 12.    Results of Operations and Financial Condition

          In accordance with general instruction B.6 of Form 8-K, the following information is furnished and shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934.

          On August 5, 2003, Modem Media, Inc. issued a press release reporting its results of operations for the second quarter and six months ended June 30, 2003. The press release is included in this report as Exhibit 99.1.

SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MODEM MEDIA, INC.

/S/ SLOANE LEVY

Sloane Levy
Senior Vice President, General Counsel, Human Resources and Corporate Secretary

August 6, 2003

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Index to Exhibits

Exhibit

99.1	Earnings Press Release dated August 5, 2003

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